EXHIBIT 99.1
Darden Restaurants Reports Fiscal 2021 Second Quarter Results;
Announces Quarterly Dividend;
And Provides Fiscal 2021 Third Quarter Outlook

ORLANDO, Fla., December 18, 2020 /PRNewswire/ -- Darden Restaurants, Inc., (NYSE:DRI) today reported its financial results for the second quarter ended November 29, 2020.

Second Quarter 2021 Financial Highlights, Comparisons to Second Quarter Last Year
•Total sales of $1.66 billion, a decrease of 19.4% driven by negative blended same-restaurant sales of 20.6% and partially offset by the addition of 19 net new restaurants
•Same-restaurant sales by segment (Thanksgiving Day shifted to the last week of our second fiscal quarter this year from the first week of our third fiscal quarter last year):

(19.9)% for Olive Garden	(31.0)% for Fine Dining
(11.1)% for LongHorn Steakhouse	(28.6)% for Other Business
•Reported diluted net earnings per share from continuing operations were $0.74 as compared to last year's reported diluted net earnings per share of $0.21 and last year's adjusted diluted net earnings per share of $1.12*
•Reported net earnings from continuing operations of $97 million
•EBITDA of $206 million*
* See the "Non-GAAP Information" below for more details

“I was pleased with our ability to once again deliver strong profitability in an unpredictable sales environment,” said CEO Gene Lee. “Our restaurant teams continue to demonstrate remarkable flexibility and resilience, while executing at a high level and serving our guests safely. We continue to view this environment as a rare opportunity to meaningfully transform our business for long-term growth. Our brands made additional strides to invest in and strengthen their businesses to ensure they emerge even stronger and better positioned to grow share.”

Segment Performance
Segment profit represents sales, less costs for food and beverage, restaurant labor, restaurant expenses and marketing expenses. Segment profit excludes non-cash real estate related expenses.

	Q2 Sales			Q2 Segment Profit
($ in millions)	2021	2020	% Change	2021	2020	% Change
Consolidated Darden	$1,656.5	$2,056.4	(19.4)%
Olive Garden	$829.5	$1,023.6	(19.0)%	$175.1	$190.3	(8.0)%
LongHorn Steakhouse	$407.4	$447.3	(8.9)%	$66.3	$71.9	(7.8)%
Fine Dining	$108.1	$154.8	(30.2)%	$20.3	$30.4	(33.2)%
Other Business	$311.5	$430.7	(27.7)%	$39.3	$47.7	(17.6)%
	YTD Sales			YTD Segment Profit
($ in millions)	2021	2020	% Change	2021	2020	% Change
Consolidated Darden	$3,183.9	$4,190.3	(24.0)%
Olive Garden	$1,617.7	$2,113.8	(23.5)%	$348.9	$419.2	(16.8)%
LongHorn Steakhouse	$784.1	$897.5	(12.6)%	$123.3	$146.4	(15.8)%
Fine Dining	$191.2	$291.1	(34.3)%	$30.2	$50.7	(40.4)%
Other Business	$590.9	$887.9	(33.4)%	$75.0	$112.1	(33.1)%

Business Update
Comparable calendar* same-restaurant sales performance for Darden, Olive Garden and LongHorn Steakhouse for the weeks listed below are as follows:

Weeks Ended	11/8/20	11/15/20	11/22/20	11/29/20	12/6/20	12/13/20
Darden	(23.4)%	(23.3)%	(29.1)%	(34.0)%	(33.4)%	(36.9)%
Olive Garden	(21.9)%	(22.5)%	(27.3)%	(34.9)%	(31.1)%	(32.6)%
LongHorn Steakhouse	(12.0)%	(12.1)%	(18.5)%	(22.9)%	(19.5)%	(23.3)%
* Comparable calendar reflects same-restaurant growth for the weeks ended November 8, 2020 through December 13, 2020 compared to weeks ended November 10, 2019 through December 15, 2019

Percentage of restaurants open with at least limited dining room capacity for the entire week:

Weeks Ended	11/8/20	11/15/20	11/22/20	11/29/20	12/6/20	12/13/20
Darden	92.0%	91.7%	80.9%	79.7%	79.7%	75.4%

Sales for Olive Garden and LongHorn Steakhouse restaurants open with at least limited dining room capacity for the entire week, including To Go sales, for the weeks ended November 8, 2020 through December 13, 2020, are as follows:

Weeks Ended	11/8/20	11/15/20	11/22/20	11/29/20	12/6/20	12/13/20
Olive Garden
Total Sales per Restaurant	$75,492	$77,098	$71,495	$59,282	$75,851	$80,740
To Go Sales as % of Total	34.4%	34.8%	36.4%	34.0%	36.6%	36.8%
Comparable Calendar* Same-Restaurant Sales %	(19.1)%	(19.7)%	(19.8)%	(25.6)%	(21.8)%	(23.3)%
# of Restaurants	792	789	668	652	648	612

LongHorn Steakhouse
Total Sales per Restaurant	$62,447	$63,179	$58,541	$46,544	$60,195	$63,448
To Go Sales as % of Total	21.8%	22.1%	23.6%	21.5%	23.6%	23.5%
Comparable Calendar* Same-Restaurant Sales %	(10.5)%	(10.6)%	(15.3)%	(18.2)%	(14.7)%	(17.4)%
# of Restaurants	498	498	470	468	467	436
* Comparable calendar reflects same-restaurant growth for the weeks ended November 8, 2020 through December 13, 2020 compared to weeks ended November 10, 2019 through December 15, 2019

Dividend Declared
Darden's Board of Directors declared a quarterly cash dividend of $0.37 per share on the Company's outstanding common stock. The dividend is payable on February 1, 2021 to shareholders of record at the close of business on January 8, 2021.

Fiscal 2021 Third Quarter Financial Outlook
Based on recent performance trends, uncertainty surrounding further capacity limits and dining room closures, and the duration of these impacts we are providing a broad range of expectations for third quarter performance.
•Total sales between 65% to 70% of prior year
•EBITDA of $170 to $210 million*
•Diluted net earnings per share from continuing operations of $0.50 to $0.75
•Approximately 132 million weighted average diluted shares outstanding
*See the "Non-GAAP Information" below for more details

The Company is reiterating its full year outlook for 35-40 net new restaurants and total capital spending of $250 to $300 million.

Investor Conference Call
The Company will host a conference call and slide presentation on Friday, December 18 at 8:30 am ET to review its recent financial performance. To listen to the call live, please go to https://www.webcaster4.com/Webcast/

Page/1007/38874 at least fifteen minutes early to register, download, and install any necessary audio software. Prior to the call, a slide presentation will be posted on the Investor Relations section of our website at: www.darden.com. For those who cannot access the Internet, please dial 1-833-470-0145 and enter passcode 6365427. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

About Darden
Darden is a restaurant company featuring a portfolio of differentiated brands that include Olive Garden, LongHorn Steakhouse, Cheddar's Scratch Kitchen, Yard House, The Capital Grille, Seasons 52, Bahama Breeze and Eddie V's. For more information, please visit www.darden.com.

Information About Forward-Looking Statements
Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include the impacts of the novel coronavirus (COVID-19) pandemic on our business and the response of governments and of our Company to the outbreak, health concerns including food-related pandemics or outbreaks of flu or other viruses, technology failures including failure to maintain a secure cyber network, food safety and food-borne illness concerns, the inability to hire, train, reward and retain restaurant team members, a failure to develop and recruit effective leaders, risks relating to public policy changes and federal, state and local regulation of our business, litigation, unfavorable publicity, an inability or failure to manage the accelerated impact of social media, long-term and non-cancelable property leases, labor and insurance costs, failure to execute a business continuity plan following a disaster, intense competition, changing consumer preferences, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products and services, adverse weather conditions and natural disasters, volatility in the market value of derivatives, volatility leading to the inability to hedge equity compensation market exposure, economic factors specific to the restaurant industry and general macroeconomic factors including interest rates, disruptions in the financial markets, risks of doing business with franchisees, licensees and vendors in foreign markets, failure to protect our intellectual property, impairment in the carrying value of our goodwill or other intangible assets, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Non-GAAP Information
The information in this press release includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as adjusted diluted net earnings per share from continuing operations and EBITDA. The Company's management uses these non-GAAP measures in its analysis of the Company's performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company's businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures are included in this release.

(Analysts) Kevin Kalicak, (407) 245-5870; (Media) Justin Sikora, (407) 245-5219

Fiscal Q2 Reported to Adjusted Earnings Reconciliation
	Q2 2020
$ in millions, except EPS	Earnings Before Income Tax	Income Tax Expense (Benefit)	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$(6.2)	$(31.6)	$25.4	$0.21
Adjustments:
Pension settlement charge[1]	147.1	36.2	110.9	0.90
International structure simplification	6.2	4.1	2.1	0.01
Adjusted Earnings from Continuing Operations	$147.1	$8.7	$138.4	$1.12
1In November of fiscal 2020, we settled our benefit obligation to participants in our primary noncontributory defined benefit pension plan as part of our termination of that plan, resulting in a settlement charge.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Reconciliation
$ in millions	Q2 2021
Reported Earnings from Continuing Operations	$96.9
Interest	14.6
Income Tax Expense	8.8
Depreciation and Amortization	86.0
EBITDA	$206.3

Fiscal 2021 Third Quarter EBITDA Outlook Reconciliation
$ in millions
Net Earnings	$66	to	$99
Interest, net	15		15
Income tax expense	1		8
Depreciation and amortization	88		88
EBITDA	$170	to	$210

DARDEN RESTAURANTS, INC.
NUMBER OF COMPANY-OWNED RESTAURANTS

	11/29/20	11/24/19
Olive Garden	874	867
LongHorn Steakhouse	527	518
Cheddar's Scratch Kitchen	168	166
Yard House	81	79
The Capital Grille[1]	60	59
Seasons 52	43	45
Bahama Breeze	41	42
Eddie V's	24	23
Darden Continuing Operations	1,818	1,799
[1]Includes two The Capital Burger restaurants in fiscal 2021 and one in fiscal 2020.

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	11/29/2020	11/24/2019	11/29/2020	11/24/2019
Sales	$1,656.5	$2,056.4	$3,183.9	$4,190.3
Costs and expenses:
Food and beverage	475.1	583.0	909.6	1,186.3
Restaurant labor	535.5	692.3	1,036.2	1,396.1
Restaurant expenses	330.5	375.6	621.4	748.0
Marketing expenses	18.8	66.3	47.6	135.0
General and administrative expenses	89.9	91.4	218.2	189.4
Depreciation and amortization	86.0	87.6	173.6	173.8
Total operating costs and expenses	$1,535.8	$1,896.2	$3,006.6	$3,828.6
Operating income	120.7	160.2	177.3	361.7
Interest, net	14.6	13.1	31.2	24.2
Other (income) expense, net	0.4	153.3	7.9	153.3
Earnings before income taxes	105.7	(6.2)	138.2	184.2
Income tax expense (benefit)	8.8	(31.6)	4.0	(13.0)
Earnings from continuing operations	$96.9	$25.4	$134.2	$197.2
Losses from discontinued operations, net of tax benefit of $0.7, $0.7, $1.6 and $0.9 respectively	(0.9)	(0.7)	(2.1)	(1.9)
Net earnings	$96.0	$24.7	$132.1	$195.3

Basic net earnings per share:
Earnings from continuing operations	$0.74	$0.21	$1.03	$1.61
Losses from discontinued operations	—	(0.01)	(0.01)	(0.02)
Net earnings	$0.74	$0.20	$1.02	$1.59
Diluted net earnings per share:
Earnings from continuing operations	$0.74	$0.21	$1.02	$1.59
Losses from discontinued operations	(0.01)	(0.01)	(0.01)	(0.02)
Net earnings	$0.73	$0.20	$1.01	$1.57
Average number of common shares outstanding:
Basic	130.3	122.2	130.1	122.5
Diluted	131.5	123.7	131.2	124.1

DARDEN RESTAURANTS, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)

	11/29/2020	5/31/2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$777.3	$763.3
Receivables, net	46.2	49.8
Inventories	203.0	206.9
Prepaid income taxes	21.8	18.4
Prepaid expenses and other current assets	61.4	63.0
Total current assets	$1,109.7	$1,101.4
Land, buildings and equipment, net	2,776.0	2,756.9
Operating lease right-of-use assets	3,909.8	3,969.2
Goodwill	1,037.4	1,037.4
Trademarks	806.3	805.9
Other assets	288.4	275.3
Total assets	$9,927.6	$9,946.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$235.6	$249.4
Short-term debt	—	270.0
Accrued payroll	130.0	150.0
Accrued income taxes	6.1	6.2
Other accrued taxes	47.6	43.4
Unearned revenues	439.9	467.9
Other current liabilities	686.9	605.9
Total current liabilities	$1,546.1	$1,792.8
Long-term debt	929.4	928.8
Deferred income taxes	45.1	56.1
Operating lease liability - non-current	4,222.8	4,276.3
Other liabilities	729.1	560.9
Total liabilities	$7,472.5	$7,614.9
Stockholders’ equity:
Common stock and surplus	$2,239.0	$2,205.3
Retained earnings	223.2	143.5
Accumulated other comprehensive income (loss)	(7.1)	(17.6)
Total stockholders’ equity	$2,455.1	$2,331.2
Total liabilities and stockholders’ equity	$9,927.6	$9,946.1

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Six Months Ended
	11/29/2020	11/24/2019
Cash flows—operating activities
Net earnings	$132.1	$195.3
Losses from discontinued operations, net of tax	2.1	1.9
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	173.6	173.8
Stock-based compensation expense	41.4	28.0
Pension settlement charge	—	147.1
Change in current assets and liabilities and other, net	79.4	(103.0)
Net cash provided by operating activities of continuing operations	$428.6	$443.1
Cash flows—investing activities
Purchases of land, buildings and equipment	(108.2)	(256.5)
Proceeds from disposal of land, buildings and equipment	5.4	4.3
Cash used in business acquisitions, net of cash acquired	—	(37.0)
Purchases of capitalized software and changes in other assets, net	(6.9)	(20.5)
Net cash used in investing activities of continuing operations	$(109.7)	$(309.7)
Cash flows—financing activities
Proceeds from issuance of common stock	10.4	14.8
Dividends paid	(39.1)	(215.7)
Repurchases of common stock	(6.8)	(230.9)
Repayments of short-term debt	(270.0)	—
Principal payments on finance leases	(2.9)	(2.5)
Other, net	—	0.5
Net cash used in financing activities of continuing operations	$(308.4)	$(433.8)
Cash flows—discontinued operations
Net cash provided by operating activities of discontinued operations	3.5	0.4
Net cash provided by discontinued operations	$3.5	$0.4

Increase (decrease) in cash and cash equivalents	14.0	(300.0)
Cash and cash equivalents - beginning of period	763.3	457.3
Cash and cash equivalents - end of period	$777.3	$157.3